UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)      February 28, 2007
                                           ---------------------------


                       American River Bankshares
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        (Exact name of registrant as specified in its chapter)


         California                   0-31525                 68-0352144
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(State or other jurisdiction        (Commission             (IRS Employer
     Of incorporation)              File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA             95670
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (916) 851-0123
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 7.01.  Regulation FD Disclosure

On Thursday, March 6, 2007, beginning at approximately 2:20 p.m. Pacific Time, American River Bankshares President and Chief Executive Officer David Taber will give a presentation of the Company's business strategies and financial performance at the Sandler O'Neill West Coast Financial Services Conference in San Francisco, CA.

Presentations will be webcast live at http://www.sandleroneill.com. The conference will also be available via audio conference at (866) 634-2275.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Investor presentation dated February 28, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
February 28, 2007                   Mitchell A. Derenzo, Chief Financial Officer





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INDEX TO EXHIBITS


Exhibit No.               Description                                   Page
-----------               ----------------------------------            ----

99.1                      Press Release of American River                4
                          Bankshares dated February 28, 2007


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